Goodwill and Intangible Assets, Net - Estimated future amortization expense for definite-lived intangible assets (Details) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Expected future amortization expense of acquired finite-lived intangible assets
2022	$ 3,936	$ 3,915
2023	3,483	3,915
2024	823	3,462
2025	770	802
2026		802
Thereafter		1,728
Total	$ 13,693	$ 14,624	$ 18,452